P.M.I. TRADING LIMITED

                                                           SEPTEMBER 11, 1997.
                                                               DTIR-0242-1997.


TO:             PENN  OCTANE  CORPORATION
ATT'N:          MR.  J.B.  RICHTER
FAX:            (415)  368-1505


P.M.I. TRADING LIMITED, IS PLEASED TO CONFIRM THE "LPG MIX" CONTRACT PURCHASE, ACCORDING TO THE FOLLOWING TERMS AND CONDITIONS:


(1)  PMI ORDER NO.:      WILL BE INFORMED MONTH BY MONTH IN OUR FAX OPERATION.
                         PLEASE REFER IN ALL DOCUMENTS TO PMI'S REFERENCE NUMBER.

(2)  BUYER:              P.M.I. TRADING LIMITED
                         ----------------------------------------------------------

     ADDRESS:            AV. MARINA NACIONAL NO. 329
                         TORRE EJECUTIVA, PISO 20
                         COL. HUASTECA
                         11311 MEXICO, D.F.

     COMMERCIAL CONTACT
     ------------------

     NAME:               LEOPOLDO SIMON / LORENA ROSAS / RODRIGO ARANDA
     TELEPHONE No.:      (52-5) 227-0121 / 227-0169 / 227-0158
     TELEX No.:          1773671 / 1773509
     FAX No.:            (52-5) 227-0140 / (713) 567-0140

     OPERATIONS CONTACT
     ------------------

     NAME:               VICTOR GOMEZ / ELIN VAZQUEZ / TYRONE PRATS
     TELEPHONE No.:      (52-5) 227-0114 / 227-1049 / 227-0157
     TELEX No.:          1773871 / 1773509
     FAX No.:            (52-5) 227-0111 / (713) 567-0111

     FINANCIAL CONTACT
     ------------------

     NAME:               LUIS GARNICA / JUAN CARLOS CABALLERO / FRANCISCO CERVANTES
     TELEPHONE No.:      (52-5) 227-0073
     TELEX No.:          1773671 / 1773509
     FAX No.:            (52-5) 227-0072 / (713) 567-0072

(3)  SELLER:             PENN OCTANE CORPORATION

     ADDRESS:            12118 SOUTH BLOOMFIELD
                         SANTA FE SPRINGS, CA  90670

     COMMERCIAL CONTACT
     ------------------

     NAME:               MR. JORGE R. BRACAMONTES
     TELEPHONE No.:      (525) 667-6513 / 687-1189
     TELEX No.:          (525) 543-6837

     OPERATIONS CONTACT
     ------------------

     NAME:               MR. JOE MARTINEZ
     TELEPHONE No.:      (210) 831-9442
     FAX No.:            (210) 831-9447

     FINANCIAL CONTACT
     ------------------

     NAME:               MR. IAN BOTHWELL
     TELEPHONE No.:      (562) 929-1984
     FAX No.:            (562) 929-1921

(4)          GENERAL  AGREEMENT
             ------------------

     4.1. SUBJECT TO ALL TERMS AND CONDITIONS OF THIS AGREEMENT, BUYER SHALL PURCHASE "LPG MIX" (AS HEREIN DEFINED) FROM SELLER AND SELLER AGREES TO SELL "LPG MIX" TO BUYER UNDER THE TERMS OF THIS AGREEMENT. AS USED IN THIS
AGREEMENT, "LPG MIX" IS A PROPANE/BUTANE PRODUCT MIXTURE CONSISTING OF 90 PERCENT PROPANE AND 10 PERCENT COMMERCIAL BUTANE.

     4.2.          COMMERCIAL  TERMS:
                   ------------------

     FCA (FREE CARRIER) BROWNSVILLE, TEXAS AT PENN OCTANE'S LOADING RACK IN ACCORDANCE WITH INCOTERM$ 1990.

(5)          TERM
             ----

     UNLESS  EITHER  PARTY  BREACHES IT'S OBLIGATION UNDER THIS AGREEMENT, THE
TERM SHALL BE ONE YEAR COMMENCING ON OCTOBER 1ST, 1997 AND CONCLUDING ON SEPTEMBER 30, 1998.

     IN CASE SELLER OBTAINS LEGAL RIGHTS TO IMPORT PROPANE INTO MEXICO OR/AND IF BURGOS BASIN STARTS PRODUCING, THEN EITHER PARTY SHALL HAVE THE RIGHT TO NOTIFY THE OTHER PARTY ITS INTENTION TO BEGIN A RENEGOTIATION PROCESS OF THIS CONTACT. SUCH RENEGOTIATION PROCESS SHALL START NO LATER THAN 10 DAYS AFTER THE NOTIFICATION IS GIVEN. RENEGOTIATION PROCESS CAN NOT ENDURE MORE THAN 80 DAYS. IF AN AGREEMENT IS REACHED DURING THE RENEGOTIATION PROCESS THIS CONTACT SHALL BE MODIFIED BY MUTUALLY AGREEMENT, OTHERWISE SHALL CONTINUE UNTIL ITS TERMINATION.

(6)          VOLUMES
             -------

     6.1. BUYER WILL SCHEDULE, PURCHASE AND ACCEPT AND SELLER WILL DELIVER A ANNUAL VOLUME OF "LPG MIX" EQUAL TO 81,180,000 GALLONS +/- 15% BUYER'S OPTION COMPLYING WITH THE FOLLOWING MINIMUM MONTHLY VOLUMES:

     WINTER  SEASON          MINIMUM  7,500,000  GALLONS  PER  MONTH

     SUMMER  SEASON          MINIMUM  4,000,000  GALLONS  PER  MONTH

     SUCH  VOLUMES  TO  BE  REFERRED  HEREIN  AS  "MINIMUM  MONTHLY  VOLUME"
                                                   ------------------------

                  SEASONALITY IS DEFINED AS DESCRIBED BELOW:
                  ------------------------------------------

     WINTER  SEASON  IS COMPOSED BY THE MONTHS OF OCTOBER, NOVEMBER, DECEMBER,
     --------------
1997,  JANUARY,  FEBRUARY  AND  MARCH  1998.
     SUMMER SEASON IS COMPOSED BY THE MONTHS OF APRIL, MAY, JUNE, JULY, AUGUST
     -------------
AND  SEPTEMBER  1998.

     6.2. NOTWITHSTANDING THE FOREGOING, BUYER MAY REQUEST ADDITIONAL VOLUMES TO THE MINIMUM MONTHLY VOLUME, IN ANY MONTH, IN ACCORDANCE WITH CLAUSE 12 NOMINATION OF THIS AGREEMENT. THEREFORE, SELLER SHALL MAKE AVAILABLE TO BUYER THE ADDITIONAL VOLUME REQUESTED AS PROVIDED HEREIN.

     6.3. BUYER WILL SCHEDULE ITS LISTING OF "LPG MIX" WITH SELLER FOR EACH DELIVERY MONTH AT LEAST THREE WORKING DAYS BEFORE THE BEGINNING MONTH OF DELIVERIES.

     6.4. BUYER WILL ACCEPT DELIVERY OF THE "LPG MIX" VIA TRUCK AT SELLER'S TERMINAL IN BROWNSVILLE, TEXAS (THE TERMINAL) AS SCHEDULED BY BUYER, AS LONG AS IT MEETS THE SPECS DESCRIBED IN ATTACHMENT "A".

(7)          PRICE  OF  "LPG  MIX"
             ---------------------

     7.1. PRICE FORMULA FOR PROPANE AND BUTANE SHALL BE BASED ON THE MONTHLY AVERAGE OF THE DELIVERY MONTH, AS PUBLISHED BY OPIS (OIL PRICE INFORMATION SERVICE) UNDER MT. BELVIEU NON-TET SPOT POSTINGS FOR 90% PROPANE AND 10% BUTANE, PLUS A SERVICE COST TO BE DETERMINED IN ACCORDANCE WITH CLAUSE 8 OF THIS AGREEMENT.

     7.2. THE ESTIMATED PRICE FOR TEMPORARY INVOICING PURPOSES WILL BE THE POSTING PRICE OF THE FIFTH DAY QUOTATIONS PRIOR OF THE DELIVERY MONTH PLUS THE SERVICE OF 0.0326 USD/GAL. AFTER DELIVERY MONTHS ENDS, AN ADJUSTMENT SHALL BE MADE (AS DESCRIBED IN PARAGRAPH 9.2 BELOW) SO AS TO REFLECT THE FINAL PRICE COMPUTED AS PER CLAUSE 7.1.

(8)          SERVICE  COST  DETERMINATION
             ----------------------------

     8.1. WHEN BUYER LIFTS THE MINIMUM MONTHLY VOLUME OR LESS OF THE MINIMUM MONTHLY VOLUME, BUYER SHALL PAY TO BUYER A SERVICE COST OF:

     (i)          USD              -  PER  MONTH  DURING WINTER SEASON MONTHS.
     (ii)          USD              -  PER  MONTH DURING SUMMER SEASON MONTHS.

     THESE  AMOUNTS REFLECT A SERVICE COST OF        USD/GAL. FOR EACH MINIMUM
MONTHLY  VOLUME.

     8.2 IF BUYER LIFTS MORE VOLUME THAN THE MINIMUM MONTHLY VOLUME, SCHEDULED AS PER SUBCLAUSE 6.2., THEN BUYER SHALL PAY TO SELLER A SERVICE COST CORRESPONDING TO THE DIFFERENTIAL VOLUME BETWEEN THE MINIMUM MONTHLY VOLUME AND THE ACTUAL VOLUME LIFTED (ATTACHMENT "B"). SUCH SERVICE COST FOR ADDITIONAL VOLUME SHALL BE COMPUTED AS FOLLOWS:

     CSF  =                 LESS  ADJ.

     WHERE

     CSF  =  SERVICE  COST  FOR  ADDITIONAL  VOLUMES.
     ADJ  =  ADJUSTMENT  FOR  THE  INCREMENTAL  VOLUME.

     WHERE

     ADJ  =         USD/GAL   (        *  MMV)  /  2
                               --------------
                                    AVL

     THUS

     ADJ  =  (         (1  *  MMV)  /  2
                              ---
                              AVL

     THUS

     ADJ  =            (1  *  MMV)  /  2
                              ---
                              AVL

     WHERE

     MMV  =  MINIMUM  MONTHLY  VOLUME.
     AVL  =  ACTUAL  VOLUME  LIFTED  DURING  THE  DELIVERY  MONTH.

(9)          INVOICING
             ---------

     9.1. SELLER WILL INVOICE BUYER EVERY WEEK FOR THE TOTAL VOLUME LOADED DURING THE IMMEDIATELY PRECEDING WEEK.

     9.2. THE PRICE PER GALLON INVOICED WILL BE, ACCORDING TO THE ESTIMATED PRICE AS DESCRIBED IN SUBCLAUSE 7.2. THE ADJUSTMENT FOR THE ACTUAL PRICE AND SERVICE COST SHOULD BE INVOICED THROUGH DEBIT/CREDIT NOTES TO BUYER IN THE FIRST WEEK OF THE FOLLOWING MONTH TO DELIVERY MONTH.

     9.3. ALL THE INVOICES MUST COMPLY WITH BUYER'S TREASURY DEPARTMENT INSTRUCTIONS AND SHALL BE SENT TO THE ATTENTION OF LUIS GARNICA / JUAN CARLOS CABALLERO.

(10)          PAYMENT  TERMS
              --------------

     FULL NET CASH IN U.S. DOLLARS PAYABLE WITH 12 DAYS AFTER ORIGINAL INVOICE IN HARD COPY IS RECEIVED BY BUYER IN ITS OFFICES, TREASURY DEPARTMENT (AV. MARINA NACIONAL 329, TORRE EJECUTIVA PISO 20).

     A FAX TRANSMISSION OF THE CORRESPONDING INVOICE WILL BE ACCEPTABLE TO BUYER IN ORDER TO REVIEW IT AS SOON AS POSSIBLE AND TO ASSURE PROMPT PAYMENT AS OUTLINED IN THE ABOVE PARAGRAPH TO SELLER, IN ACCORDANCE WITH THE PAYMENT TERMS HEREIN AGREED. HOWEVER, ORIGINAL INVOICE MUST BE RECEIVED AT LEAST 7 DAYS PRIOR TO PAYMENT DUE DATE.

     IN  CASE  THAT  THE  PAYMENT  DATE FALLS ON A SUNDAY OR HOLIDAY, THEN THE
PAYMENT DATE WILL BE THE NEXT WORKING DATE. IN CASE THAT THE PAYMENT DATE FALLS ON A SATURDAY, THEN THE PAYMENT DATE WILL BE THE PRIOR WORKING DATE.

(11)          OFFICE  EXPENSE
              ---------------

     BUYER SHALL PAY TELEPHONE, TELEFAX AND SECRETARIAL EXPENSES INCURRED BY ITS REPRESENTATIVES SUPERVISING RECEIPT OF THE "LPG MIX" DELIVERIES AT THE TERMINAL. BUYER SHALL ARRANGE, AT ITS COST, FOR TELEPHONE AND COPIER SERVICE, AND SHALL SET UP ITS OWN CREDIT AND DIRECT PAYMENT FOR THOSE SERVICES. ANY OF ABOVE EXPENSES OF BUYER THAT ARE PAID BY SELLER SHALL BE INVOICED BY SELLER AND SHALL BE PAID BY BUYER SEVEN BUSINESS DAYS AFTER RECEIPT OF THE INVOICE. IF THE SEVENTH BUSINESS DAY IS A WEEKEND OR HOLIDAY, PAYMENT SHALL BE MADE ON THE NEXT BUSINESS DAY.

(12)          NOMINATION
              ----------

     EXCEPT FOR THE SCHEDULE OF THE "MINIMUM MONTHLY VOLUME" OF THIS AGREEMENT, AT LEAST FIFTEEN (15) DAYS PRIOR TO EACH MONTH, BUYER SHALL SUBMIT TO SELLER AN ADDITIONAL VOLUME REQUEST. BESIDES, BUYER SHALL PROVIDE SELLER WITH A THREE MONTH FORECAST NOMINATION, FOR VOLUMES TO BE SCHEDULED WITH A RANGE OF +/- 15% BUYER'S OPTION. SELLER WILL ACCEPT AND DELIVER TO BUYER ADDITIONAL VOLUME REQUEST AT LEAST BETWEEN THE 15% RANGE OF BUYER'S THREE MONTH FORECAST.

(13)          SCHEDULE  OF  SERVICE
              ---------------------

     13.1. SELLER WILL PROVIDE LOADING SERVICES AT THE TERMINAL SEVEN DAYS A WEEK, TWENTY-FOUR HOURS PER DAY. HOWEVER, HOURS OF SERVICE SHALL BE SUBJECT TO AVAILABILITY OF BUYER'S AUTHORIZED PERSON(S) TO DISPATCH THE "LPG MIX" FROM THE TERMINAL.

     13.2. SELLER WILL PROVIDE BUYER A DAILY ACTIVITY REPORT SPECIFYING THE QUANTITY (WEIGHT AND VOLUME) AND QUALITY OF THE "LPG MIX" DELIVERED TO BUYER AT THE TERMINAL, AS PER INDEPENDENT INSPECTOR REPORTS.

(14)          QUALITY
              -------

     THE  "LPG  MIX"  SHALL  MEET  THE  SPECIFICATIONS ATTACHED AS EXHIBIT "A"

(15)          MEASUREMENT
              -----------

     15.1 THE QUANTITY OF PRODUCT DELIVERED SHALL BE DETERMINED BY NET WEIGHT, AND FOR PAYMENT PURPOSES, THE WEIGHT OF THE "LPG MIX" DELIVERED TO BUYER WILL BE CONVERTED TO VOLUME (CORRECTED TO 60F) VIA ANALYSIS OF SAMPLES USING A GAS CHROMATOGRAPH. THE CHROMATOGRAPH MUST BE CALIBRATED ACCORDING TO THE ASTM AND GPA PROCEDURES. BUYER AND SELLER WILL CAUSE AN INDEPENDENT INSPECTOR, MUTUALLY AGREED BY THE PARTIES, TO SAMPLE AND ANALYZE EACH LOAD OF THE "LPG MIX". THE COST OF SUCH INSPECTIONS WILL BE BORNED BY BUYER.

     15.2. BEFORE ENTERING THE TERMINAL, EMPTY TRUCKS WILL BE WEIGHTED AT THE PORT OF BROWNSVILLE PUBLIC SCALES OR OTHER SCALE MUTUALLY AGREED BY BOTH PARTIES. LOADED TRUCK WILL BE WEIGHTED AT THE SAME SCALE UPON DEPARTURE. THE VOLUME OBTAINED BY THE DIFFERENTIAL BETWEEN THESE TWO MEASUREMENTS SHALL BE THE VOLUME TO BE INVOICED BY SELLER AND PAID BY BUYER. THE SCALE WILL BE TESTED AND ADJUSTED TO ACCURACY AT LEAST ONCE EVERY 30 DAYS OR ACCORDING TO GOVERNMENT REGULATIONS. THE COSTS OF WEIGHING THE TRUCK BEFORE AND AFTER LOADING, AND/OR IF A THIRD PARTY IS REQUIRED TO TEST OR CALIBRATE THE SCALE,
WILL  BE  SHARED  BY  THE PARTIES ON A 50%/50% BASIS.  IF SELLER, AT ANY TIME,
INSTALLS SCALES AT THE TERMINAL, THEY WILL THEREAFTER BE THE SCALES FOR ALL TRUCKS RECEIVING "LPG MIX" AT THE TERMINAL, AND THEY SHOULD BE OPERATED AND MAINTAINED IN ACCORDANCE WITH THE ABOVE PROVISIONS. THE CHARGE FOR SUCH SCALES SHALL BE 1005 FOR SELLERS ACCOUNT.

     IF SELLER'S SCALE IS USED, THEN BUYER SHALL HAVE THE RIGHT TO SEND TRUCKS TO AN INDEPENDENT SCALE IN A RANDOMLY BASIS EVERY WEEK, IN ORDER TO CHECK SELLER'S SCALE ACCURACY. COST OF INDEPENDENT SCALE SHALL BE ON BUYER'S ACCOUNT.

(16)          TITLE  AND  RISK
              ----------------

     TITLE AND RISK OF LOSS OF THE "LPG MIX" WILL PASS FROM SELLER TO BUYER AT OUTLET FLANGE OF THE TRUCK AT THE LOADING RACKS LOCATED AT THE TERMINAL. AT SUCH POINT, THE "LPG MIX" SHALL BE DEEMED TO BE DELIVERED.

(17)          LAW  AND  ARBITRATION
              ---------------------

     THE AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ALL DISPUTES ARISING OUT OF OR RELATING TO THE AGREEMENT SHALL BE SETTLED BY FINAL ARBITRATION IN THE STATE OF NEW YORK, CITY OF N.Y. CONDUCTED IN ACCORDANCE WITH THE RULES OF CONCILIATION AND ARBITRATION OF THE INTERNATIONAL CHAMBER OF COMMERCE IN EFFECT AT SUCH TIME. THE NUMBER OF ARBITRATORS SHALL BE THREE.

(18)          SPILL/ENVIRONMENTAL  POLLUTION
              ------------------------------

     IN THE EVENT OF ANY "LPG MIX" SPILL OR OTHER ENVIRONMENTAL POLLUTING DISCHARGE OCCURS PRIOR TO DELIVERY, AS THE SAME IS DEFINED IN ARTICLE 16 OF THIS AGREEMENT, ALL CLEAN-UP OPERATIONS THAT MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES, SHALL BE FOR SELLER'S ACCOUNT.

     IF SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, AS THE SAME IS DEFINED IN ARTICLE 16 OF THIS AGREEMENT, ALL CLEAN-UP
OPERATIONS  THAT  MAY  BE  REQUIRED,  SHALL  BE  FOR  BUYER'S  ACCOUNT.

     IN THE EVEN THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, AT THE TERMINAL, BUYER AUTHORIZES SELLER TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED APPROPRIATE OR NECESSARY BY SELLER OR AS MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES. SELLER WILL NOTIFY BUYER IMMEDIATELY OF SUCH OPERATIONS. SELLER SHALL HAVE THE RIGHT TO DIRECT ALL CONTAINMENT AND CLEAN-UP OPERATIONS. ALL COSTS OF CONTAINMENT AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER SHALL INDEMNIFY AND HOLD SELLER HARMLESS FROM ANY AND ALL EXPENSES, CLAIMS, LIABILITIES, DAMAGES, PENALTIES, FINES AND OTHER COST (INCLUDING, WITHOUT LIMITATION, ATTORNEYS
FEES) RESULTING OR RELATED TO SUCH INCIDENT. FOLLOWING THE INDEMNITY OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES BORNE BY BUYER UNDER THIS PARAGRAPH.

     IN THE EVENT THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, OUT OF THE TERMINAL, BUYER MAY AUTHORIZE SELLER TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED APPROPRIATE OR NECESSARY BY SELLER OR AS MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES. SELLER WILL NOTIFY BUYER IMMEDIATELY OF SUCH OPERATIONS. SELLER SHALL HAVE THE RIGHT TO DIRECT ALL CONTAINMENT AND CLEAN-UP OPERATIONS. ALL COSTS OF CONTAINMENT AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER SHALL INDEMNIFY AND HOLD SELLER HARMLESS FROM ANY AND ALL EXPENSES, CLAIMS, LIABILITIES, DAMAGES, PENALTIES, FINES AND OTHER COST (INCLUDING, WITHOUT LIMITATION, ATTORNEYS
FEES) RESULTING OR RELATED TO SUCH INCIDENT. FOLLOWING THE INDEMNITY OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES BORNE BY BUYER UNDER THIS PARAGRAPH.

(19)          SAFETY
              ------

     BUYER WILL COMPLY, AND WILL CAUSE BUYER'S EMPLOYEES, AGENTS AND OTHERS ENTERING THE TERMINAL ON BEHALF OF BUYER TO COMPLY, WITH ALL TERMINAL SAFETY AND HEALTH REGULATIONS. SELLER WILL EXECUTE IN ITS NAME, PAY FOR, AND FURNISH TO BUYER PRIOR TO ACCEPTING ANY "LPG MIX" AT THE TERMINAL, ALL INFORMATION (INCLUDING APPLICABLE MATERIAL DATA SHEETS), DOCUMENTS, LABELS, PLACARDS, CONTAINERS, AND OTHER MATERIALS WHICH MAY BE REQUIRED TO BE FURNISHED BY BUYER BY STATUTES, ORDINANCES, RULES OR REGULATIONS OF ANY PUBLIC AUTHORITY RELATING TO THE DESCRIBING, PACKAGING, RECEIVING, STORING, HANDLING, OR SHIPPING OF THE "LPG MIX" AT OR FROM THE TERMINAL.

(20)          FORCE  MAJEURE
              --------------

     NEITHER PARTY SHALL BE LIABLE FOR FAILURE OR DELAY IN THE PERFORMANCE OF THIS AGREEMENT DUE TO ACTS OF GOD, EARTHQUAKE, FLOOD, FIRE, WAR, HOSTILITIES, CIVIL COMMOTIONS, GOVERNMENTAL ACTS, STRIKES, TRANSPORTATION PROBLEMS, PIPELINE STOPPED DUE TO LEAK OR EXPLOSION AND ANY OTHER CAUSE BEYOND THE CONTROL OF EITHER OF THE PARTIES.

     ANY PARTY CLAIMING FORCE MAJEURE SHALL PROMPTLY NOTIFY THE OTHER OF THE OCCURRENCE OF THE EVENT OF FORCE MAJEURE RELIED UPON.

     EVENTS OF FORCE MAJEURE SHALL NOT RELIEVE ANY PARTY FROM MAKING ANY PAYMENT FOR PRODUCT DELIVERED AND/OR SERVICE RENDERED HEREUNDER.

(21)          LIMITATION  OF  LIABILITY
              -------------------------

     SELLER SHALL NOT BE LIABLE FOR MORE THAN THE ACTUAL COST TO REPLACE ANY "LPG MIX" NOT DELIVERED HEREUNDER. SELLER SHALL NOT BE LIABLE TO BUYER FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

(22)          MISCELLANEOUS
              -------------

     22.1.          AMENDMENTS,  WAIVER.  THIS AGREEMENT MAY NOT BE CHANGED OR
                    -------------------
MODIFIED, EXCEPT IN WRITING BY MUTUAL AGREEMENT OF BOTH PARTIES. THE FAILURE OF ANY PARTY TO ENFORCE ANY OF THE PROVISIONS OF THIS AGREEMENT WILL NOT BE CONSTRUED TO BE A WAIVER OF THOSE PROVISIONS, OR A WAIVER OF THE RIGHT OF ANY PARTY TO ENFORCE THEM.

     22.2.     SEVERABILITY.  IF ANY PROVISION OF THIS AGREEMENT IS DETERMINED
               ------------
TO BE INVALID OR UNENFORCEABLE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     22.3.         ASSIGNMENT.  NEITHER PARTY MAY ASSIGN THIS AGREEMENT OR ANY
                   ----------
PORTION  OF  IT  WITHOUT  THE  PRIOR  WRITTEN  CONSENT  OF  THE  OTHER  PARTY.

     22.4.         OTHER TERMS AND CONDITIONS.  WHERE NOT IN CONFLICT WITH THE
                   --------------------------
ABOVE, INCOTERMS 1990 FOR FCA TRANSACTIONS WITH LATEST AMENDMENTS SHALL APPLY.

     THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS CONTRACT.

     22.5.          ENTIRE  AGREEMENT.   THIS AGREEMENT CONSTITUTES THE ENTIRE
                    -----------------
AGREEMENT AMONG THE PARTIES AND SUPERSEDES ALL PREVIOUS NEGOTIATIONS, COMMITMENTS AND WRITINGS WITH RESPECT TO SUCH SUBJECT MATTER OF THIS AGREEMENT.
(23)          CONFIDENTIALITY
              ---------------

     THIS AGREEMENT TO BE HELD STRICTLY PRIVATE AND STRICTLY CONFIDENTIAL BY ALL PARTIES INVOLVED.


     IF THIS MEETS WITH YOUR UNDERSTANDING AND APPROVAL, PLEASE SIGN IN THE APPROPRIATE SPACE.




            BUYER                                     SELLER



 /s/ ROSENDO  ZAMBRANDO                       /s/ J.B.  RICHTER
 ----------------------                       -----------------
     ROSENDO  ZAMBRANDO                           J.B.  RICHTER
     PMI  TRADING  LIMITED                  PENN  OCTANE  CORPORATION


                                  EXHIBIT "A"



GPM MIX CHARACTERISTICS          MAX       TEST METHODS
COMPOSITION
PROPANE/BUTANE 90/10 PCT OF VOL

ETHANE                            2.0  PCT. VOL. OF PROPANE
PROPYLENE                         5.0  PTC. VOL. OF PROPANE
PENTANES & HEAVIES                2.0  PCT. VOL. OF BUTANE
VAPOR PRESSURE                    190  ASTM D-1267-75
CHROMATOGRAPH ANALYSIS                 ASTM D-2163
SPECIFIC GRAVITY                       ASTM D-1657
CORROSION COOPER STRIP AT 100
     F.DEG.                        1B  ASTM D-1638-74
OTHER DELETERIONS SUBSTANCES     NONE


                                  EXHIBIT "B"

PRICE  FORMULA  AND  SERVICE  COST  DETERMINATION

Month:
              ---------------------------------
PMI Order No:
              ---------------------------------

Price formula for C3 AND C4 shall be based on the monthly average of the delivery month, published by OPIS Mont Belvieu NON-TET spot posting for 90% Propane and 10% Butane, plus the service cost

A)  Estimated  price  for  Invoice:      The fifth day quotations prior of the
delivery  month,  plus  the  service  cost

Calculation  date,  for  the  Estimated  Price  Invoice:
                                                             0-Jan-00
                                                            ---------
Propane price          0.9  Butane price 0.1
USCTS/GAL     USD/GAL          USD/GAL       USD/GAL    SC
0.000         0.00000           0.000        0.00000                   USD/GAL


B) CLAUSE 8.2 Service Cost Formula, if buyer lift more than the minimum monthly volume:

Formula:  CSF =      5USD/GAL  -  ADJ
Where:                               CSF:  Service Cost for Additional Volume.
                                     ADJ:  Adjustment for the Incremental
                                           Volume  Lifted.
Where:    ADJ = [      USD/GAL -(       - MMV)] /2
                                          ---
                                          AVL

     Where:  MMV:  Minimum  Monthly  Volume
             AVL:  Actual  Volume  Lifted  duringthe  delivery Month
MMV Minimum Monthly Volume    7,500,000        GAL
AVL Actual Volume Lifted:             0        GAL
Service Cost Minimum Volume:               USD/GAL
Propane Monthly Average:          0.000  USCTS/GAL  For 90 %  0.00000  USD/GAL
Butane Monthly Average:           0.000  USCTS/GAL  For 10 %  0.00000  USD/GAL
COMMODITY  PRICE  FORMULA                                     0.00000  USD/GAL

CSF  SERVICE  COST  FORMULA
---------------------------
ADJ (           *[MMV/AVL] * 1  EQUAL TO  +           EQUAL    CSF
                   #DIV/01      #DIV/01                       #DIV/01  USD/GAL
                                           GALLONS USD/GAL
PRICE FOR MINIMUM MONTHLY VOLUME:        7,500,000                     USD
PRICE FOR ACTUAL VOLUME LIFTED:         -7,500,000 #DIV/01 #DIV/01     USD
PRICE IN USD/GAL FOR THE CURRENT MONTH:                    #DIV/01     USD/GAL
TOTAL PRICE FOR THE CURRENT MONTH:            0.00         #DIV/01     USD